                                                                  EXHIBIT 10.50


              ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST AND
                            TERMINATION OF CONTRACTS


     ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST AND TERMINATION OF CONTRACTS, dated as of July 24, 1997, by and among PROTYDE ONCOLOGY THERAPEUTICS, INC., a Delaware corporation (the "PSub"), BIGMAR THERAPEUTICS, INC., a Delaware Corporation (the "BSub"), PROTYDE-BIGMAR THERAPEUTICS, a Delaware general partnership (the "Partnership"), PROTYDE PHARMACEUTICALS,
INC., a Delaware corporation, formerly known as Protyde Corporation, ("Protyde") and BIGMAR, INC., a Delaware corporation ("Bigmar").

     WHEREAS, the PSub and the BSub are parties to a Partnership Agreement dated October 27, 1995 (the "Partnership Agreement"); and

     WHEREAS, PSub now desires to assign to BSub, and BSub desires to take by assignment and assume, all of PSub's rights and obligations under the Partnership Agreement, as set forth herein;

     WHEREAS, the Partnership and each of Protyde and Bigmar wish to terminate certain contractual arrangements;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   ASSIGNMENT OF PARTNERSHIP INTEREST.

          1.1. ASSIGNMENT. PSub hereby assigns to the BSub, it successors and assigns all rights, claims, terms options and interests of the PSub under the Partnership Agreement and in or to the property therein described (the "Partnership Interest").

          1.2. ASSUMPTION. The BSub hereby assumes all the obligations of the PSub under the Partnership Agreement and agrees to keep and perform all of the covenants and obligations of the PSub under the Partnership Agreement.

          1.3. CONSENT. The BSub hereby consents to such assignment for all purposes, including Section 11 of the Partnership Agreement.

     2.   CONSIDERATION.

          2.1. PAYMENT. In consideration of the sale of the Partnership Interest to BSub, BSub shall on the date hereof:

                 (a) pay to Protyde the sum of $2,000,000, in cash, by check for immediately available funds or by wire transfer; and

                 (b) issue to Protyde or its designees warrants to purchase an aggregate of 500,000 shares of Bigmar's Common Stock, $0.01 par value per share, having an exercise price of $5.00 per share and a term of five years in substantially the form attached hereto as EXHIBIT A (the "Warrants").

          2.2. RESTRICTED SECURITIES. The Warrants and the shares issuable on exercise thereof (the "Warrant Shares") will be "restricted securities" which have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and must be held until they are either registered or an exemption from registration becomes available for their resale.

          2.3. CURRENT PUBLIC INFORMATION. During all periods in which Bigmar's Common Stock is registered under the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder (the "Exchange Act"), Bigmar will file all reports required under the Exchange Act, and will take such further action as may be reasonably required to enable any holder of "restricted securities" (as defined in Rule 144 adopted by the Securities and Exchange Commission under the Securities Act) to sell such securities pursuant to Rule 144, as amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

     3.   REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

     Each party hereto (other than the Partnership) hereby makes the following representations as to itself only:

          3.1. ORGANIZATION AND QUALIFICATION. Such party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and lawful authority to enter into this Agreement.

          3.2. AUTHORITY TO EXECUTE AND PERFORM AGREEMENTS. Such party has the full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder and thereunder, and this Agreement has been duly executed and delivered and is the valid and binding obligation of such party enforceable in accordance with its terms. Such party has obtained the necessary approval of its Board of Directors and, to the extent necessary, stockholders with respect to the transactions contemplated hereby.

          3.3. NO BREACH. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) violate any provision of the Certificate of Incorporation, as amended, or By-laws of such party; (ii) give any other contracting party any right to assert any claim or liability against any other party or to assert that any other party has assumed any liability of Seller except as expressly contemplated hereby; (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, such party or upon the securities, properties, assets or business of such party; (iv) to the best of such party's knowledge, violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to such party or to the Partnership Interest; (v) violate any Permit; (vi) require the approval or consent of any foreign, federal, state, local or other governmental or regulatory body or the approval or consent of any other person; or (vii) result in the creation of any lien or other encumbrance on the Partnership Interest.

     4.   ADDITIONAL REPRESENTATIONS AND WARRANTIES OF PROTYDE.

          4.1. ACCREDITED INVESTOR. Protyde is an "accredited investor" as defined in Regulation D under the Securities Act.

          4.2. EXCHANGE ACT REPORTS. Protyde has received and read or reviewed and is familiar with 34 Act Reports (as defined in Section 5.2 below).

          4.3. INQUIRIES. Protyde has had an opportunity to ask questions of and receive answers from Bigmar, or a person or persons acting on Bigmar's behalf, concerning risks and merits of the Warrants and the Warrant Shares.

          4.4. ABSENCE OF REGISTRATION. Protyde understands that the Warrants and the Warrant Shares have not been registered under the Securities Act or under the securities laws of any state or other jurisdiction in reliance upon exemptions for private offerings, and that, while Bigmar may in the future register the Warrant Shares, it is under no obligation to do so, and Protyde further understands that it is acquiring the Warrants without being furnished any offering literature or prospectus other than the 34 Act Reports referred to in Section 4.2 above.

          4.5. INVESTMENT INTENT. Protyde represents that the Warrants are being acquired solely for Protyde's own account, for investment and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof other than a distribution to the stockholders of Protyde on liquidation of Protyde. Other than such a distribution, Protyde has no present plans to enter into any contract, undertaking, agreement, or arrangement relating thereto.

          4.6. RESTRICTED RESALE. Protyde acknowledges and is aware that there are substantial restrictions on the transferability of the Warrants and the Warrant Shares; the Warrants and the Warrant Shares cannot be resold unless the Warrant Shares are registered under the Securities Act and any applicable securities law of any state or other jurisdiction, or an exemption from registration is available; Protyde has no rights to require that the Warrant Shares be registered under the Securities Act; and unless the Warrant Shares are so registered or an exemption therefrom is available to Protyde, there will be no public market for the Warrant Shares.

          4.7. INVESTMENT EXPERIENCE. Protyde has such knowledge and experience in financial and business matters that they are capable of evaluating the relative risks and merits of the Warrants and the Warrant Shares.

          4.8 EXECUTIVE OFFICES. Protyde's principal executive offices are c/o Marathon Investments, LLC, 13260 Spencer Road, Hemlock, MI 48626.

     5.   ADDITIONAL REPRESENTATIONS AND WARRANTIES OF BIGMAR.

     Bigmar represents and warrants to Protyde as follows:

          5.1. CAPITALIZATION. The authorized capital stock of Bigmar consists of (i) 15,000,000 shares of Common Stock, $0.001 par value, of which 3,985,000 shares were validly issued and outstanding as of April 11, 1997 and
(ii) 5,000,000 shares of Preferred Stock, $0.001 par value, none of which are outstanding. Except as disclosed in Bigmar's Report on Form 10-K for its fiscal year ended December 31, 1996 (the "Form 10-K"), there are outstanding no rights of subscription, warrants, calls, options, contracts or other agreements or commitments of any kind to acquire from Bigmar any shares of capital stock of Bigmar or any securities convertible into or exchangeable for such shares and there are no contracts, commitments, understandings, arrangements or restrictions by which Bigmar is bound to issue any additional shares of its capital stock or any other securities, other than employee options issued in the ordinary course of business. The issuance of the Warrants and the Warrant Shares has been duly authorized by all necessary corporate action and, when issued in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will have been issued in compliance with applicable securities laws, free and clear of any lien or encumbrance.

          5.2 SECURITIES FILINGS. Bigmar has heretofore delivered to Protyde true, correct and complete copies of the Form 10-K and Bigmar's Form 10-Q for the period ended March 31, 1997 (such reports, collectively the "34 Act Reports"). The 34 Act Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made, in the context in which made, not false or misleading. The Form 10-K contains the audited balance sheet of Bigmar as of December 31, 1996, and the related statement of income and retained earnings for the twelve months then ended, certified by Bigmar's independent public accountants and the other 34 Act Report contains the unaudited balance sheet of Bigmar as of March 31, 1997 and the related income statement for the period then ended; such financial statements have been prepared in accordance with generally accepted accounting principles and fairly present the financial position of Bigmar as of said balance sheet dates and the results of its operations for the periods indicated, except that the unaudited financial statements are subject to those adjustments which would arise in an audit (the effect of which would not, individually or in the aggregate, be materially adverse) and do not contain the notes required under generally accepted accounting principles.

          5.3 COMPLIANCE WITH SECURITIES LAWS: NASDAQ LISTING. Bigmar has not offered and not authorized anyone to offer the Warrants or the Warrant Shares so as to cause the issuance of the Warrants and the Warrant Shares to violate the provisions of Section 5 of the Securities Act or any applicable state law regarding the issuance of securities, or offered any other securities for issuance or solicited any offer to acquire any of the same form, or otherwise approached or negotiated with respect thereto with, anyone in such a way as to cause the issuance of the Warrants or the Warrant Shares to fail to be exempt from registration requirements of the Securities Act and from any applicable state laws. Upon exercise of a Warrant, the Warrant Shares will be listed on the Nasdaq Small Cap Market.

     6.   TERMINATION OF CONTRACTS.

          6.1. SALES AND MARKETING AGREEMENT. The Partnership and Protyde hereby agree, pursuant to Section 10.2 of the Sales and Marketing Agreement between the Partnership and Protyde dated October 27, 1995 (the "Sales and Marketing Agreement") to terminate the Sales and Marketing Agreement effective on the date hereof, without payment of consideration to either party.

          6.2. MANUFACTURING AGREEMENT. The Partnership and Bigmar hereby agree, pursuant to Section 9.2 of the Manufacturing Agreement between the Partnership and Bigmar dated October 27, 1995 (the "Manufacturing Agreement") to terminate the Manufacturing Agreement effective on the date hereof, without payment of consideration to either party.

     7.   MISCELLANEOUS.

          7.1. PUBLICITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by Protyde and Bigmar.

          7.2. ENTIRE AGREEMENT. This Agreement [and the Registration Rights Agreement] contain the entire agreement among the parties with respect to the purchase of the Partnership Interest and related transactions, and supersedes all prior agreements, written or oral, with respect thereto.

          7.3. WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is not inaccuracy or breach.

          7.4. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

          7.5. ENFORCEABILITY IN JURISDICTIONS; CONSENT. The parties hereto intend to and hereby confer jurisdiction to enforce the provisions of this Agreement upon the courts of the State of Illinois. The parties hereto hereby acknowledge and agree that any breach of their respective obligations under this Agreement or any other agreement executed in connection herewith shall be deemed to have occurred at Chicago, Illinois and that such party has purposely established minimum contact in Chicago, Illinois within the meaning of all applicable law. Each of the parties hereto consents to the jurisdiction of said court or courts in Chicago, Illinois and to service of process by certified mail, return receipt requested, or by any other manner provided by law. Any legal action, suit or proceeding arising out of or relating to such claim may be instituted against a party in any state or federal court located in Chicago, Illinois and each such party agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

          7.6. BINDING EFFECT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable except by operation of law or by Bigmar to any of its affiliates.

          7.7. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

          7.8. HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.



     [The Remainder of This Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption of Partnership Agreement as of the date first above written.


                                             PROTYDE ONCOLOGY THERAPEUTICS, INC.


                                             By:  /s/ Cynthia R. May
                                                  -----------------------------
                                             Title:


                                             BIGMAR THERAPEUTICS, INC.


                                             By:  /s/ Michael K. Medors
                                                  -----------------------------
                                             Title: CFO


                                             PROTYDE PHARMACEUTICAL, INC.


                                             By:  /s/ Cynthia R. May
                                                  -----------------------------
                                             Title:


                                             BIGMAR, INC.



                                             By:  /s/ John Tramontana
                                                  -----------------------------
                                             Title:  President

                                        PROTYDE-BIGMAR THERAPEUTICS

                                        BY:  PROTYDE ONCOLOGY
                                             THERAPEUTICS, INC., General Partner


                                             By:  /s/ Cynthia R. May
                                                  ----------------------------
                                             Title:


                                        BY:  BIGMAR THERAPEUTICS, INC.
                                             General Partner


                                             By:  /s/  Michael K. Medors
                                             ---------------------------
                                             Title:  CFO

                                                                      EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE FURTHER RESTRICTED AS DESCRIBED HEREIN.

                                     BIGMAR, INC.

                            COMMON STOCK PURCHASE WARRANTS

                                    500,000 SHARES

              EXERCISABLE UNTIL 5:00 P.M., NEW YORK TIME, JULY 24, 2002

    This Warrant Certificate certifies that Protyde, Inc. or its registered assigns, is the registered holder of Warrants to purchase initially up to 500,000 fully-paid and non-assessable shares (the "Warrant Shares") of common stock, $0.001 par value ("Common Stock") of Bigmar, Inc., a Delaware corporation (the "Company"), at any time from July 24, 1997 until 5:00 p.m. New York time on July 24, 2002 (the "Expiration Date"), at the initial exercise price (the "Exercise Price") of $5.00 per share of Common Stock, subject to the conditions set forth herein. The number of Warrant Shares issuable hereunder and the Exercise Price are each subject to adjustment as provided herein. No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, after which time all Warrants evidenced hereby, unless exercised prior thereto, shall be void.

1. CERTAIN DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

    1.1 The term "Company" shall include Bigmar, Inc. and any corporation that shall succeed or assume the obligations of Bigmar, Inc. hereunder.

    1.2 The terms "Warrant" or "Warrants" mean these Warrants and any other warrant or warrants issued in exchange or substitution for, or upon partial exercise of, these Warrants.

    1.3 The term "Holder" means the registered holder(s) of this Warrant Certificate.

2.  EXERCISE OF WARRANTS.

    2.1 Warrants may be exercised by the Holder hereof, at any time until 5:00 p.m. New York time on the Expiration Date, as to the whole or any lesser number of the Warrant Shares covered hereby, by the surrender of this Warrant Certificate (with the election at the end hereof duly executed) to the Company at its main office at 6660 Doubletree Avenue, Columbus, OH 43229 ("Main Office"), or at such other place as may be designated in writing by the Company, together with a certified or bank check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which such Warrants are being exercised.

    2.2 Upon each exercise of the Holder's right to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed of certificates representing such Warrant

Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of a Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder of its designee. If a Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant Certificate evidencing such Warrant for cancellation, execute and deliver a new Warrant Certificate evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

    2.3 The issuance of any shares or other securities upon the exercise of Warrants and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge (other than payment of the Exercise Price) in respect of such issuance. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3. ADJUSTMENT OF EXERCISE PRICE. Subject to the provisions of this Section 3, the Exercise Price in effect from time to time shall be subject to adjustment as follows:

    3.1 If the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its Common Stock by reclassification in connection with a consolidation or merger in which the Company is the continuing corporation, then, in each such case, the Exercise Price in effect and the number of Warrant Shares issuable upon exercise hereof at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder hereof after such time shall be entitled to receive upon exercise hereof the aggregate number and kind of shares that such Holder would have owned upon exercise of this Warrant immediately before such time and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

    3.2 If the Company shall distribute to all holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) (i) evidences of its indebtedness, cash or assets (other than ordinary cash dividends paid out of the net profits of the Company for its most recent fiscal year), (ii) rights, options or warrants to subscribe for or purchase Common Stock, or (iii) any equity securities of the Company (other than Common Stock), including any securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately before the record date for the determination of shareholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 3.6 hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such securities, rights, options, or warrants, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

    3.3 In any case in which this Section 3 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event (an "Event"), the Company may elect to defer, until the occurrence of such Event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the number of Warrant Shares, if any, issuable upon such exercise on the basis of the number of Warrant Shares in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the Event requiring such adjustment.

    3.4 Whenever there shall be an adjustment as provided in this Section 3, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

    3.5 All calculations under this Section 3 shall be made to the nearest cent or the nearest one-thousandth of a share, as the case may be. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments that by reason of this
Section 3.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of Warrants. If any fraction of a share would be issuable on the exercise of Warrants, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price (as hereinafter defined) of such share of Common Stock on the date of exercise of the Warrants.

    3.6 The Current Market Price per share of Common Stock as of any date shall be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market or Small Cap Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price of the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq, or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

4.  MERGERS; REORGANIZATIONS.

    4.1 In each case of a consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and that does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of the Warrants (in lieu of the number of Warrant Shares theretofore deliverable) the kind and amount of shares of stock or other securities or property to which a holder of the number of Warrant Shares that would otherwise have been deliverable upon the exercise hereof upon such Reorganization if the Warrants had been exercised in full immediately before such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of the Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless upon or before the consummation thereof the successor corporation or, if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

    4.2 In each case of a reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), and in each case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately before such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments that shall be as nearly equivalent as practicable to the adjustments required by Section 3.

5.  NOTICE OF CERTAIN EVENTS.  In case at any time the Company shall propose:

         (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends that are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

         (b) to issue any rights, warrants or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

         (c) to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease or conveyance of property described in Section 4; or

         (d) to effect any liquidation, dissolution or winding-up of the Company;

then, and in any one or more of such cases, the Company shall give written notice thereof by registered or certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days before (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined or (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up.

6.  WARRANT REGISTER; TRANSFERS OF WARRANTS.

    6.1 This Warrant Certificate and any new Warrant Certificate issued upon the transfer or exercise in part of any Warrants shall be numbered and shall be registered in a Warrant Register as it is issued. The Company shall be entitled to treat the holder of this Warrant Certificate registered on the Warrant Register as the owner in fact of the Warrants evidenced hereby for all purposes, shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration or transfer of a Warrant Certificate that is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge or such facts that its participation therein amounts to bad faith. Warrants shall be transferable only in the Warrant Register upon delivery of the Warrant Certificate evidencing such Warrants duly endorsed by the Holder or by his or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, duly authenticated evidence of his or its authority shall be produced.

    6.2 Upon any registration of transfer, the Company shall deliver to the person entitled thereto a new Warrant Certificate of like tenor and evidencing in the aggregate a like number of Warrants in exchange for this Warrant Certificate, subject to the limitations provided herein. This Warrant Certificate may be exchanged, at the option of the Holder hereof, for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, The Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the reasonable opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder, or with any other restrictions set forth herein.

    6.3 The Warrants and Warrant Shares shall be subject to a stop transfer order and the certificate or certificates evidencing the Warrant Shares shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

7. AUTHORIZED SHARES. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of the Warrants shall, upon receipt by the Company of the full payment therefor, be validly issued, fully paid, nonassessable, and free of preemptive rights.

8.  MISCELLANEOUS.

    8.1 Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant Certificate (and upon surrender of any Warrant Certificate if mutilated), upon issuance of an indemnity bond if required by the Company, and upon reimbursement of the Company's incidental expenses, the Company shall execute and deliver to the Holder hereof a new Warrant Certificate of like date, tenor and denomination.

    8.2 The Holder hereof shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided herein.

    8.3 This Warrant Certificate and the Warrants shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as an instrument under seal as of July 24, 1997

BIGMAR, INC.



By: /s/ John Tramontana
    -------------------------
    Title: President

                                 FORM OF SUBSCRIPTION
                      (To be signed only on exercise of Warrant)

TO Bigmar, Inc.:

    The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ____________ shares of Common Stock of Bigmar, Inc. and herewith makes payment of $ _________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to
____________________________________________________________________, whose address is _________________________________________________________.


Dated: ____________
                                       ----------------------------------------
                                       (Signature must conform to the name of
                                       holder as specified on the face of the
                                       Warrant)

                                       ----------------------------------------
                                            (Address)


                             ----------------------------

                                  FORM OF ASSIGNMENT
                     (To be signed only on transfer of Warrant)



    For value received, the undersigned hereby sells, assigns, and transfers unto __________________________________ the right represented by the within Warrant to purchase ___________________________ shares of Common Stock of Bigmar, Inc. to which the within Warrant relates, and appoints _________________ attorney to transfer such right on the books of Bigmar, Inc. with full power of substitution in the premises.


Dated: ____________
                                       ----------------------------------------
                                       (Signature must conform to name of the
                                       holder as specified on the face of the
                                       Warrant)

                                       ----------------------------------------
                                            (Address)